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                                                                    EXHIBIT 5(a)

                                                              November 9, 2001




The Board of Directors
   Popular, Inc.,
      209 Munoz Rivera Avenue,
         Hato Rey, Puerto Rico 00918.

The Board of Directors
   Popular International Bank, Inc.
      209 Munoz Rivera Avenue,
         Hato Rey, Puerto Rico 00918.

The Board of Directors
   Popular North America, Inc.,
      Marlton Crossing Office Park,
         400 Lippincott Drive,
            Marlton, New Jersey 08053.

Ladies and Gentlemen:

                  In connection with the registration under the Securities Act of 1933 (the "Act") of $1,990,000,000 aggregate initial offering price of (i) senior debt securities (the "Popular Senior Debt Securities") of Popular, Inc.,
a Puerto Rico corporation (the "Corporation"), subordinated debt securities (the "Popular Subordinated Debt Securities") of the Corporation, shares of preferred stock, without par value (the "Popular Preferred Stock"), of the Corporation and the Popular
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Popular, Inc.                                                                -2-
Popular International Bank, Inc.
Popular North America, Inc.

Senior Debt Securities, Popular Subordinated Debt Securities and shares of Popular Preferred Stock initially issuable upon conversion or exchange of any shares of Popular Preferred Stock that are convertible into or exchangeable for Popular Senior Debt Securities, Popular Subordinated Debt Securities or shares of Popular Preferred Stock of another series, (ii) senior debt securities (the "PNA Senior Debt Securities") of Popular North America, Inc., a Delaware corporation ("PNA"), bearing the unconditional guarantees (the "PNA Senior Debt Guarantees") of the Corporation, subordinated debt securities (the "PNA Subordinated Debt Securities") of PNA bearing the unconditional guarantees (the "PNA Subordinated Debt Guarantees") of the Corporation, shares of preferred stock, par value $.01 per share (the "PNA Preferred Stock"), of PNA bearing the unconditional guarantees (the "PNA Preferred Stock Guarantees") of the Corporation, and the PNA Senior Debt Securities, PNA Subordinated Debt
Securities and shares of PNA Preferred Stock initially issuable upon conversion or exchange of any shares of PNA
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Popular, Inc.                                                                -3-
Popular International Bank, Inc.
Popular North America, Inc.

Preferred Stock that are convertible into or exchangeable for PNA Senior Debt Securities, PNA Subordinated Debt Securities or shares of PNA Preferred Stock of another series, and (iii) senior debt securities (the "PIB Senior Debt Securities") of Popular International Bank, Inc., a Puerto Rico corporation ("PIB"), bearing the unconditional guarantees (the "PIB Senior Debt Guarantees") of the Corporation, subordinated debt securities (the "PIB Subordinated Debt Securities") of PIB bearing the unconditional guarantees (the "PIB Subordinated Debt Guarantees") of the Corporation, shares of preferred stock, par value
$25.00 per share (the "PIB Preferred Stock"), of PIB bearing the unconditional guarantees (the "PIB Preferred Stock Guarantees") of the Corporation, and the
PIB Senior Debt Securities, PIB Subordinated Debt Securities and shares of PIB Preferred Stock initially issuable upon conversion or exchange of any shares of PIB Preferred Stock that are convertible into or exchangeable for PIB Senior
Debt Securities, PIB Subordinated Debt Securities or shares of PIB Preferred Stock of another
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Popular, Inc.                                                                -4-
Popular International Bank, Inc.
Popular North America, Inc.

series (the Popular Senior Debt Securities, the Popular Subordinated Debt Securities, the PNA Senior Debt Securities, the PNA Subordinated Debt
Securities, the PIB Senior Debt Securities and the PIB Subordinated Debt Securities are sometimes collectively referred to herein as the "Debt Securities"; the PNA Senior Debt Guarantees, the PNA Subordinated Debt Guarantees, the PNA Preferred Stock Guarantees, the PIB Senior Debt Guarantees, the PIB Subordinated Debt Guarantees and the PIB Preferred Stock Guarantees are sometimes collectively referred to herein as the "Guarantees"; and the Debt Securities, the Guarantees, the Popular Preferred Stock, the PNA Preferred Stock and the PIB Preferred Stock are sometimes collectively referred to herein as the "Securities"), I, as Counsel to the Corporation, PIB and PNA, have examined such corporate records, certificates and other documents, including the resolutions of the Boards of Directors of the Corporation, PNA and PIB (the "Corporation Resolutions", "PNA Resolutions" and "PIB Resolutions", respectively) authorizing the issuance of the Securities, and such
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Popular, Inc.                                                                -5-
Popular International Bank, Inc.
Popular North America, Inc.

questions of law, as I have considered necessary or appropriate for the purposes of this opinion. On the basis of such examination, I advise you that, in my opinion:

                  (i) Each of the Corporation and PIB has been duly incorporated and is an existing corporation in good standing under the laws of the Commonwealth of Puerto Rico.

                  (ii) When the registration statement relating to the
         Securities (the "Registration Statement") has become effective under the Act, the terms of the Popular Senior Debt Securities and of their issuance and sale have been duly established in conformity with the indenture, as supplemented, relating to the Popular Senior Debt Securities (the "Popular Senior Indenture") so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction
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Popular, Inc.                                                                -6-
Popular International Bank, Inc.
Popular North America, Inc.

         over the Corporation, and the Popular Senior Debt Securities have been duly executed and authenticated in accordance with the Popular Senior Indenture and issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the Corporation Resolutions, the Popular Senior Debt Securities will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (iii) When the Registration Statement has become effective under the Act, the terms of the Popular Subordinated Debt Securities and of their issuance and sale have been duly established in conformity with the indenture relating to the Popular Subordinated Debt Securities (the "Popular Subordinated Indenture") so
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Popular, Inc.                                                                -7-
Popular International Bank, Inc.
Popular North America, Inc.


         as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over the Corporation, and the Popular Subordinated Debt Securities have been duly executed and authenticated in accordance with the Popular Subordinated Indenture and issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the Corporation Resolutions, the Popular Subordinated Debt Securities will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.
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Popular, Inc.                                                                -8-
Popular International Bank, Inc.
Popular North America, Inc.

                  (iv) When the Registration Statement has become effective
         under the Act, the terms of the PNA Senior Debt Securities and the PNA Senior Debt Guarantees and of their issuance and sale have been duly established in conformity with the indenture, as supplemented, relating to the PNA Senior Debt Securities and the PNA Senior Debt Guarantees (the "PNA Senior Indenture") so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PNA or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PNA or the Corporation, the PNA Senior Debt Securities have been duly executed and authenticated and the PNA Senior Debt Guarantees have been duly executed, each in accordance with the
         PNA Senior Indenture, and the PNA Senior Debt Securities and the PNA Senior Debt Guarantees have been issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the
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Popular, Inc.                                                                -9-
Popular International Bank, Inc.
Popular North America, Inc.

         authority granted in the PNA Resolutions, the PNA Senior Debt Securities will constitute valid and legally binding obligations of PNA and the PNA Senior Debt Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (v) When the Registration Statement has become effective under the Act, the indenture relating to the PNA Subordinated Debt Securities and the PNA Subordinated Debt Guarantees (the "PNA Subordinated Indenture") has been duly executed and delivered, the terms of the PNA Subordinated Debt Securities and the PNA Subordinated Debt Guarantees and of their issuance and sale have been duly established in conformity with the PNA Subordinated Indenture so as not to violate any applicable law or result in a default under or
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Popular, Inc.                                                               -10-
Popular International Bank, Inc.
Popular North America, Inc.

         breach of any agreement or instrument binding upon PNA or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PNA or the Corporation, the PNA Subordinated Debt Securities have been duly executed and authenticated and the PNA Subordinated Debt Guarantees have been duly executed, each in accordance with the PNA Subordinated Indenture, and the PNA Subordinated Debt Securities and the PNA Subordinated Debt Guarantees have been issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the PNA Resolutions, the PNA Subordinated Debt Securities will constitute valid and legally binding obligations of PNA and the PNA Subordinated Debt Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability
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Popular, Inc.                                                               -11-
Popular International Bank, Inc.
Popular North America, Inc.

         relating to or affecting creditors' rights and to general equity principles.

                  (vi) When the Registration Statement has become effective
         under the Act, the indenture relating to the PIB Senior Debt Securities and the PIB Senior Debt Guarantees (the "PIB Senior Indenture") has
         been duly executed and delivered, the terms of the PIB Senior Debt Securities and the PIB Senior Debt Guarantees and of their issuance and sale have been duly established in conformity with the PIB Senior Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PIB or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PIB or the Corporation, the PIB Senior Debt
         Securities have been duly executed and authenticated and the PIB Senior Debt Guarantees have been duly executed, each in accordance with the
         PIB Senior Indenture, and the PIB
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Popular, Inc.                                                               -12-
Popular International Bank, Inc.
Popular North America, Inc.

         Senior Debt Securities and the PIB Senior Debt Guarantees have been issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the PIB Resolutions, the PIB Senior Debt Securities will constitute valid and legally binding obligations of PIB and the PIB Senior Debt Guarantees will constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (vii) When the Registration Statement has become effective under the Act, the indenture relating to the PIB Subordinated Debt Securities and the PIB Subordinated Debt Guarantees (the "PIB Subordinated Indenture") has been duly executed and delivered, the terms of the PIB Subordinated Debt Securities and the
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Popular, Inc.                                                               -13-
Popular International Bank, Inc.
Popular North America, Inc.

         PIB Subordinated Debt Guarantees and of their issuance and sale have been duly established in conformity with the PIB Subordinated Indenture so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PIB or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PIB or the Corporation, and the PIB Subordinated Debt Securities have been duly executed and authenticated and the PIB Subordinated Debt Guarantees have been duly executed, each in accordance with the PIB Subordinated Indenture, and the PIB Subordinated Debt Securities and
         the PIB Subordinated Debt Guarantees have been issued and sold as contemplated in the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the PIB Resolutions, the PIB Subordinated Debt Securities will constitute valid and legally binding obligations of PIB and the PIB Subordinated Debt Guarantees will
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Popular, Inc.                                                               -14-
Popular International Bank, Inc.
Popular North America, Inc.

         constitute valid and legally binding obligations of the Corporation, in each case subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (viii) When the Registration Statement has become effective under the Act, a certificate with respect to the Popular Preferred
         Stock has been duly filed and recorded with the Department of State of the Commonwealth of Puerto Rico as required by the General Corporation Law of the Commonwealth of Puerto Rico, the terms of the Popular Preferred Stock and of its issuance and sale have been duly established in conformity with the Corporation's restated certificate of incorporation so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon the Corporation and so as to comply with any requirement or
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Popular, Inc.                                                               -15-
Popular International Bank, Inc.
Popular North America, Inc.

         restriction imposed by any court or governmental body having jurisdiction over the Corporation, all regulatory consents or approvals for the issuance and sale of the Popular Preferred Stock have been obtained and the Popular Preferred Stock has been duly issued and sold as contemplated by the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the Corporation Resolutions, the Popular Preferred Stock will be validly issued, fully paid and nonassessable, and any shares of Popular Preferred Stock initially issuable upon conversion or exchange of shares of Popular Preferred Stock of another series, when duly issued upon such conversion or exchange, will be validly issued, fully paid and nonassessable.

                  (ix) When the Registration Statement has become effective
         under the Act, a certificate with respect to the PIB Preferred Stock has been duly filed and recorded with the Department of State of the
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Popular, Inc.                                                               -16-
Popular International Bank, Inc.
Popular North America, Inc.

         Commonwealth of Puerto Rico as required by the General Corporation Law of the Commonwealth of Puerto Rico, the terms of the PIB Preferred
         Stock and of its issuance and sale have been duly established in conformity with PIB's certificate of incorporation so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PIB or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PIB or the Corporation, all regulatory consents or approvals for the issuance and sale of the PIB Preferred Stock and for the issuance of the PIB Preferred Stock Guarantees have been obtained, and the PIB Preferred Stock has been duly issued and sold as contemplated by the Registration Statement, and if all the foregoing actions are taken pursuant to the authority granted in the PIB Resolutions, the PIB Preferred Stock will be validly issued, fully paid and nonassessable, any shares of PIB Preferred Stock
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Popular, Inc.                                                               -17-
Popular International Bank, Inc.
Popular North America, Inc.

         initially issuable upon conversion or exchange of shares of PIB Preferred Stock of another series, when duly issued upon such conversion or exchange, will be validly issued, fully paid and nonassessable, and when the terms of the PIB Preferred Stock Guarantees have been duly approved by the Board of Directors or other authorized officials of the Corporation and the PIB Preferred Stock Guarantees have been duly executed, the PIB Preferred Stock Guarantees will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  (x) When the Registration Statement has become effective under the Act, a certificate of designations with respect to the PNA
         Preferred Stock has been duly filed and recorded with the Secretary of State of the
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Popular, Inc.                                                               -18-
Popular International Bank, Inc.
Popular North America, Inc.

         State of Delaware, the terms of the PNA Preferred Stock and of its issuance and sale have been duly established in conformity with PNA's certificate of incorporation, as amended, so as not to violate any applicable law or result in a default under or breach of any agreement or instrument binding upon PNA or the Corporation and so as to comply with any requirement or restriction imposed by any court or governmental body having jurisdiction over PNA or the Corporation, all regulatory consents or approvals for the issuance and sale of the PNA Preferred Stock and for the issuance of the PNA Preferred Stock Guarantees have been obtained, the terms of the PNA Preferred Stock Guarantees have been duly approved by the Board of Directors or other authorized officials of the Corporation and the PNA Preferred Stock Guarantees have been duly executed, and the PNA Preferred Stock and the PNA Preferred Stock Guarantees have been duly issued and sold as contemplated by the Registration Statement, and if all the foregoing actions are taken
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Popular, Inc.                                                               -19-
Popular International Bank, Inc.
Popular North America, Inc.


         pursuant to the authority granted in the PNA Resolutions, the PNA Preferred Stock Guarantees will constitute valid and legally binding obligations of the Corporation, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  I note that, as of the date of this opinion, a judgment for money in an action based on a Debt Security denominated in a foreign currency or currency unit, or on a related Guarantee, in a Federal or state court in the United States ordinarily would be enforced in the United States only in United States dollars. The date used to determine the rate of conversion of the foreign currency or currency unit in which a particular Debt Security is denominated into United States dollars will depend upon various factors, including which court renders the judgment. In the case of a Debt Security denominated in a
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Popular, Inc.                                                               -20-
Popular International Bank, Inc.
Popular North America, Inc.

foreign currency, or a related Guarantee, a state court in the State of New York rendering a judgment on a Debt Security, or on a related Guarantee, would be required under Section 27 of the New York Judiciary Law to render such judgment in the foreign currency or currency unit in which the Debt Security is denominated, and such judgment would be converted into United States dollars at the exchange rate prevailing on the date of entry of the judgment.

                  The foregoing opinion is limited to the Federal laws of the United States, the General Corporation Law of the State of Delaware and the laws of the State of New York and the Commonwealth of Puerto Rico, and I am
expressing no opinion as to the effect of the laws of any other jurisdiction. With respect to all matters of the laws of the State of New York, and of the State of Delaware, I have relied upon the opinion, dated the date hereof, of Sullivan & Cromwell, and my opinion is subject to the same assumptions, qualifications
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Popular, Inc.                                                               -21-
Popular International Bank, Inc.
Popular North America, Inc.

and limitations with respect to such matters as are contained in such opinion of Sullivan & Cromwell.

                  Also, I have relied as to certain matters on information obtained from public officials, officers of the Corporation, PNA and PIB, and other sources believed by me to be responsible, and I have assumed that each of the Popular Senior Indenture, the Popular Subordinated Indenture and the PNA Senior Indenture has been duly authorized, executed and delivered by the respective Trustee thereunder, assumptions which I have not independently verified. Finally, I have assumed that the authority granted in the Corporation Resolutions, PNA Resolutions and PIB Resolutions will remain in effect at all relevant times.

                  This opinion may be relied upon by Sullivan & Cromwell as to matters of the laws of the Commonwealth of Puerto Rico.

                  I hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the
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Popular, Inc.                                                               -22-
Popular International Bank, Inc.
Popular North America, Inc.

reference to me under the heading "Validity of Offered Securities" in the Prospectus contained in the Registration Statement. In giving such consent, I do not thereby admit that I am in the category of persons whose consent is required under Section 7 of the Act.

                                             Very truly yours,

                                             /s/ Brunilda Santos de Alvarez